Impairment of intangible assets and property, plant and equipment	12 Months Ended
Dec. 31, 2024
Impairment Of Assets [Abstract]
Impairment of intangible assets and property, plant and equipment	Impairment of intangible assets and property, plant and equipment
Goodwill
When testing goodwill annually for impairment, the recoverable amount is determined for the Biopharma segment on the basis of value in use, as derived from discounted estimates of the future cash flows in accordance with the policies described in
Note B.6.1.
The value in use of the Biopharma segment was determined by applying an after-tax discount rate to estimated future after-tax cash flows; the rate used for impairment testing of the Biopharma segment in 2024 was 7.25%.
The pre-tax discount rate applied to estimated pre-tax cash flows is calculated by iteration from the previously-determined value in use; the rate used for the Biopharma segment was 9.8%.
The assumptions used in testing goodwill for impairment are reviewed annually. Apart from the discount rate, the principal assumptions used in 2024 were as follows:
•the perpetual growth rate applied to future cash flows for the Biopharma segment was zero; and
•Sanofi also applies assumptions on the probability of success of current research and development projects, and more generally on its ability to renew the product portfolio in the longer term.
Value in use (determined as described above) is compared with the carrying amount, and this comparison is then subject to sensitivity analyses by reference to key parameters including:
•changes in the discount rate;
•changes in the perpetual growth rate; and
•fluctuations in operating margin.
No impairment of the goodwill would need to be recognized in the event of a reasonably possible change in the assumptions used in 2024.
No impairment losses were recognized against goodwill in the years ended December 31, 2024, 2023 or 2022.
Other intangible assets
When there is evidence that an asset may have become impaired, the asset’s value in use is calculated by applying an after-tax discount rate to the estimated future after-tax cash flows from that asset. For the purposes of impairment testing, the tax cash flows relating to the asset are determined using a notional tax rate incorporating the notional tax benefit that would result from amortizing the asset if its value in use were regarded as its depreciable amount for tax purposes. Applying after-tax discount rates to after-tax cash flows gives the same values in use as would be obtained by applying pre-tax discount rates to pre-tax cash flows.
The after-tax discount rates used in 2024 for impairment testing of other intangible assets were obtained by adjusting Sanofi’s weighted average cost of capital to reflect specific country and business risks, giving after-tax discount rates in a range from
7.25% to 8.25%.
In most instances, there are no market data that would enable fair value less costs to sell to be determined other than by means of developing a similar estimate based on future cash flows. Consequently, recoverable amount is in substance equal to value in use. The estimates used to determine value in use are sensitive to assumptions specific to the nature of the asset and to Sanofi's activities. Apart from the discount rate, the principal assumptions used in 2024 were as follows:
•mid-term and long-term forecasts;
•perpetual growth or attrition rates, when applicable; and
•probability of success of current research and development projects.
The assumptions used in testing intangible assets for impairment are reviewed at least annually.
In 2024, 2023 and 2022, impairment testing of other intangible assets (excluding software) resulted in the recognition of net impairment losses as shown below (the table presents all net impairments of the Group including Opella, over all periods):

(€ million)	2024	2023	2022
Impairment of other intangible assets, net of reversals (excluding software)	265	932	(454)
Marketed products	(167)	—	(1,561)
Biopharma(a)	(167)	—	(1,526)
Opella	—	—	(35)
Research and development projects and technology platforms (b)(c)(d)	415	896	1,107
Others	17	36	—
(a)  For 2024, this comprises a reversal of €167 million in connection with the disposal of Enjaymo.
For 2022, this amount mainly comprises a reversal of €2,154 millionof impairment losses taken against Eloctate and BIVV001 (assets belonging to the
Eloctate franchise), consisting of  €1,554 million for marketed products and €600 million for research and development projects respectively. In 2019, the launch of competing products for Eloctate led Sanofi to update its sales forecasts for products belonging to the franchise, as a result of which impairment losses of €2.8 billion were recognized against the assets in question. The reversal reflects the approval by the FDA on February 22, 2023 of
ALTUVIIIO (the commercial name of efanesoctocog alpha, corresponding to the BIVV001 project), which was submitted in 2022.
(b)For 2024, the monitoring of impairment indicators for other intangible assets led to the recognition of net impairment losses of €415 million, comprising
(i) impairment losses of €640 million against various research and development projects - including a €239 million loss resulting from the decision taken in February 2025 to discontinue a phase 3 clinical study investigating of a vaccine candidate to prevent invasive E.coli disease -  and (ii) an impairment reversal of €225 million recognized in connection with the disposal of the ProXTen technology platform.
(c)For 2023, this amount mainly comprises an impairment loss of €833 million, reflecting the impact of the strategic decision to de-prioritize certain R&D programs, in particular those related to the NK Cell and ProXTen technology platforms.
(d)For 2022, this amount mainly comprises:
–an impairment loss of €1,586 million taken against the development project for SAR444245 (non-alpha interleukin-2), recognized following revised cash flow projections reflecting unfavorable developments in the launch schedule;
–the €600 million reversal relating to the BIVV001 project (see above).
As required by IFRS 5, the other intangible assets of Opella were measured in accordance with IAS 36 immediately before their reclassification as assets held for sale; this assessment did not result in any impairment of their carrying amount being recognized.
Property, plant and equipment
Impairment losses taken against property, plant and equipment are disclosed in Note D.3.
Risks and opportunities related to climate change
Sanofi has identified specific plausible scenarios to assess climate risks and opportunities liable to impact its activities in the medium and longer term.
These include:
•an Aggressive Mitigation scenario, based on global collaboration to start reducing emissions immediately to meet Paris
Agreement goals (limit temperature increase to 1.5°C above pre-industrial levels), generating risks related to transitioning to a lower carbon economy and entailing extensive policy, legal, technology, and market changes to address mitigation and adaptation requirements;
•a No Climate Action scenario (leading to global warming of 4°C above pre-industrial levels by 2100), with event-driven physical risks resulting from climate change or longer term shifts in climate patterns leading to potential financial implications such as direct damage to assets and indirect impacts from supply chain disruption; changes in water availability, and in the sourcing or quality of resources; food security; and extreme temperature changes affecting premises, operations, supply chain, transport needs, and employee safety; and
•a Most Likely scenario, encompassing fragmented regional efforts to start reducing emissions but not at a sufficient level to meet Paris Agreement goals (emissions continue to increase but at a slowed rate, leading to a 2.8°C temperature increase).
The importance and likelihood of such risks have been assessed and have not led Sanofi to identify any material impact that could generate a risk of impairment of the assets of Sanofi’s CGUs.